SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 27, 1998


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
            Servicing Agreement, dated as of December 1, 1997,
              providing for the issuance of Home Equity Loan
               Pass-Through Certificates, Series 1998-HE1)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)


New Jersey                           33-5042                 21-0627285
------------------------------------------------------------------------
 (State or other jurisdiction    (Commission           (I.R.S. Employer
            of incorporation)    File Number)        Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On March 27, 1998 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1998-HE1 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated March 19, 1998 as supplemented by the Prospectus Supplement dated March 24, 1998.

The original principal balance of each Class of the Certificates is as follows:


                 Class A1                        $44,600,000.00
                 Class A2                        $19,700,000.00
                 Class A3                        $22,200,000.00
                 Class A4                        $10,600,000.00
                 Class A5                        $12,900,000.00
                 Class A6                        $17,870,000.00
                 Class A7                        $14,207,000.00
                 Class R1                               $500.00
                 Class R1                               $500.00
                 Class M                          $3,872,000.00
                 Class B1                         $3,485,000.00
                 Class B2                         $1,549,000.00
                 Class B3                         $1,549,000.00
                 Class B4                         $1,162,000.00
                 Class B5                         $1,162,894.46
                 Class S                                (1)
                                               -----------------
                                         Total  $154,857,894.46
                                               -----------------


(1) The Class S has an original Notional Principal Balance equal to $154,857,894.46

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 8.25% and 91.75%, respectively.
The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $3,097,158 and $1,548,579 respectively, representing approximately 0.03%, 2.00% and 1.00%, respectively, of the aggregate Principal Balances of the Mortgage Loans as of March 1, 1998 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self- amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 97.25% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 2.75% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.250% to 14.650% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.439% per annum. The original principal balances of the Mortgage Loans range from approximately $5,600.00 to $420,000.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $68,461 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is March 1992, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is February 2028. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 53 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 236 months. Approximately 25.35% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 177 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 3.64% to 90.01%, and the weighted average of the home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 70.45%. The Second- Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 25.01% to 98.46%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 72.11%. No more than approximately 0.75% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 1.50% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans have been originated under the NIV program. Approximately 5.53% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 3.20% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                     Cut-off Date Principal Balances


----------------------------------------------------------------------------
                                                           Percentage of
                         Number of       Cut-off Date      Cut-off Date
Range of Cut-off Date     Mortgage        Principal          Aggregate
 Principal Balances        Loans           Balance       Principal Balance
----------------------------------------------------------------------------

$    00.00 -  10,000.00      22            $190,011.18          0.12%
 10,000.01 -  20,000.00     174          $2,790,784.43          1.80%
 20,000.01 -  30,000.00     244          $6,166,691.93          3.98%
 30,000.01 -  40,000.00     242          $8,525,143.76          5.51%
 40,000.01 -  50,000.00     267         $12,119,947.06          7.83%
 50,000.01 -  60,000.00     259         $14,372,279.93          9.28%
 60,000.01 -  75,000.00     312         $21,022,747.09         13.58%
 75,000.01 - 100,000.00     323         $28,114,281.91         18.15%
100,000.01 - 150,000.00     294         $34,987,627.36         22.59%
150,000.01 - 200,000.00      71         $12,021,479.22          7.76%
200,000.01 - 250,000.00      25          $5,499,898.39          3.55%
250,000.01 - 300,000.00      16          $4,381,342.17          2.83%
300,000.01 - 350,000.00       5          $1,563,229.00          1.01%
350,000.01 - 400,000.00       5          $1,878,374.44          1.21%
400,000.01  & Above           3          $1,224,056.59          0.79%
                     -------------------------------------------------------
                Total     2,262        $154,857,894.46        100.00%
                     =======================================================

                              Mortgage Rates


----------------------------------------------------------------------------
                                                             Percentage of
                                                             Cut-off Date
    Range of         Number of            Cut-off Date         Aggregate
 Mortgage Rates    Mortgage Loans      Principal Balance   Principal Balance
----------------------------------------------------------------------------

  0.000 -  7.500%         12                $920,526.91          0.59%
  7.501 -  8.000         115              $9,575,703.50          6.18%
  8.001 -  8.500         255             $19,763,745.09         12.76%
  8.501 -  9.000         470             $35,789,358.63         23.11%
  9.001 -  9.500         358             $23,255,995.84         15.02%
  9.501 - 10.000         446             $29,945,279.49         19.34%
 10.001 - 10.500         235             $13,794,119.12          8.91%
 10.501 - 11.000         202             $12,149,054.89          7.85%
 11.001 - 11.500          66              $3,946,246.50          2.55%
 11.501 - 12.000          46              $2,729,859.46          1.76%
 12.001 - 12.500          27              $1,505,671.40          0.97%
 12.501 - 13.000          14                $796,318.36          0.51%
 13.001 - 13.500           9                $413,977.49          0.27%
 13.501 - 14.000           4                $118,441.81          0.08%
 14.001 - 15.000           3                $153,595.97          0.10%
                     -------------------------------------------------------
                 Total 2,262            $154,857,894.46        100.00%
                     =======================================================

             Geographic Distribution of Mortgaged Properties

---------------------------------------------------------------------------
                                                         Percentage of
                      Number of      Cut-off Date         Cut-off Date
                      Mortgage         Principal           Aggregate
     State              Loans           Balance        Principal Balance
---------------------------------------------------------------------------
Alabama                  148          $8,135,128.61          5.25%
Arizona                   12            $538,756.03          0.35%
Arkansas                  13            $693,832.97          0.45%
California                35          $2,871,217.48          1.85%
Colorado                  54          $4,258,556.47          2.75%
Connecticut               45          $3,748,549.07          2.42%
Delaware                   7            $437,242.03          0.28%
District of Columbia      42          $3,212,139.74          2.07%
Florida                  237         $13,446,014.75          8.68%
Georgia                   55          $3,108,935.32          2.01%
Idaho                      2             $86,163.90          0.06%
Illinois                 150         $10,411,502.46          6.72%
Indiana                   83          $4,112,864.45          2.66%
Iowa                       6            $659,216.15          0.43%
Kansas                     5            $289,055.90          0.19%
Kentucky                  24          $1,776,743.24          1.15%
Louisiana                 10            $403,802.66          0.26%
Maryland                 113          $8,712,306.66          5.63%
Massachusetts             81          $6,712,349.46          4.33%
Michigan                  53          $2,892,727.96          1.87%
Minnesota                  8            $395,481.50          0.26%
Mississippi                6            $369,094.55          0.24%
Missouri                  28          $1,845,350.13          1.19%
Nebraska                   7            $547,157.89          0.35%
Nevada                     5            $235,997.97          0.15%
New Hampshire              2             $56,765.98          0.04%
New Jersey               174         $14,500,082.27          9.36%
New Mexico                23          $1,254,875.12          0.81%
New York                 316         $25,716,393.70         16.61%
North Carolina           111          $6,483,271.02          4.19%
Ohio                     120          $8,668,994.84          5.60%
Oklahoma                  12            $524,929.15          0.34%
Oregon                    11            $778,340.31          0.50%
Pennsylvania              66          $4,270,037.50          2.76%
Rhode Island              26          $2,001,180.47          1.29%
South Carolina            45          $2,388,657.44          1.54%
Tennessee                 21          $1,622,216.19          1.05%
Texas                      1             $57,745.54          0.04%
Utah                      30          $1,995,181.80          1.29%
Vermont                    2            $112,723.27          0.07%
Virginia                  46          $2,760,958.66          1.78%
Washington                 6            $346,982.89          0.22%
West Virginia              4            $244,914.91          0.16%
Wisconsin                 14          $1,025,248.98          0.66%
Wyoming                    3            $148,207.07          0.10%
                 ----------------------------------------------------------
           Total       2,262        $154,857,894.46        100.00%
                 ==========================================================

                        Priority of Mortgage Loans

---------------------------------------------------------------------------
                                                         Percentage of
                                                         Cut-off Date
                    Number of       Cut-off Date           Aggregate
    Priority      Mortgage Loans  Principal Balance    Principal Balance
---------------------------------------------------------------------------

First-priority        1,762        $137,888,336.89          89.04%
Second-priority         500         $16,969,557.57          10.96%
                     ------------------------------------------------------
                Total 2,262        $154,857,894.46         100.00%
                     ======================================================


                           Year of Origination

---------------------------------------------------------------------------
                                                         Percentage of
                                                         Cut-off Date
Year of             Number of        Cut-off Date          Aggregate
Origination       Mortgage Loans  Principal Balance    Principal Balance
===========================================================================

1998                    680         $44,173,580.24          28.53%
1997                  1,565        $109,597,474.31          70.77%
1996                      2             $37,113.10           0.02%
1995                      4             $89,660.35           0.06%
1994                      6            $300,162.28           0.19%
1993                      4            $354,401.69           0.23%
1992                      1            $305,502.49           0.20%
                     ------------------------------------------------------
              Total   2,262        $154,857,894.46         100.00%
                     ======================================================


        Months Remaining to Stated Maturity as of the Cut-off Date

----------------------------------------------------------------------------
                                                            Percentage of
Number of Months                                            Cut-off Date
Remaining to         Number of        Cut-off Date            Aggregate
Stated Maturity    Mortgage Loans  Principal Balance      Principal Balance
----------------------------------------------------------------------------

 36 - 59                18                  $479,512.17          0.31%
 60 - 83                14                  $408,990.73          0.26%
 84 - 107                4                  $147,831.22          0.10%
108 - 131              230                $9,080,752.25          5.86%
132 - 155               15                  $774,442.31          0.50%
156 - 179              794               $53,151,251.45         34.32%
180 - 239              617               $41,019,595.23         26.49%
240 & Above            570               $49,795,519.10         32.16%
                     -------------------------------------------------------
             Total   2,262              $154,857,894.46        100.00%
                     =======================================================

                    Types of Mortgaged Properties (1)

----------------------------------------------------------------------------
                                                             Percentage of
                                          Cut-off Date       Cut-off Date
                         Number of         Principal           Aggregate
    Property Type      Mortgage Loans       Balance        Principal Balance
----------------------------------------------------------------------------

Single-family              2,017         $136,720,422.48        88.29%
detached(1)
Single-family attached        92           $5,811,849.64         3.75%
2 - 4 family                 118          $10,055,379.60         6.49%
Condo                         35           $2,270,242.74         1.47%
                     -------------------------------------------------------
                Total      2,262         $154,857,894.46       100.00%
                     =======================================================

(1) Approximately 3.51% of the single-family detached units will be manufactured homes.


                    Use of Mortgaged Properties (1)(2)

----------------------------------------------------------------------------
                                                             Percentage of
                                           Cut-off Date      Cut-off Date
                         Number of          Principal          Aggregate
         Use           Mortgage Loans        Balance       Principal Balance
----------------------------------------------------------------------------

Primary residence          2,199         $151,386,256.32        97.76%
Non-primary
residence(2)                  63           $3,471,638.14         2.24%
                     -------------------------------------------------------
                Total      2,262         $154,857,894.46       100.00%
                     =======================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.


                               Second-Lien
                   Combined Loan-to-Value Ratio (1) (2)
                     (for Second-Lien Mortgage Loans)

----------------------------------------------------------------------------
                                                           Percentage of
    Range of            Number of           Cut-off        Cut-off Date
    Combined          Mortgage Loans         Date       Aggregate Principal
 Loan-to-Value         in a Second-        Principal       Balance in a
     Ratios            Lien Position        Balance     Second-Lien Position
----------------------------------------------------------------------------

 20.01 - 30.00                3             $97,697.69           0.58%
 30.01 - 40.00               19            $638,474.60           3.76%
 40.01 - 50.00               20            $606,818.43           3.58%
 50.01 - 60.00               40          $1,377,080.71           8.12%
 60.01 - 70.00               82          $3,109,933.63          18.33%
 70.01 - 75.00               53          $1,835,709.85          10.82%
 75.01 - 80.00              154          $5,002,444.06          29.48%
 80.01 - 85.00              126          $4,229,660.62          24.92%
 85.01 - 90.00                1             $36,527.00           0.22%
 90.01 & Above                2             $35,210.98           0.21%
                     -------------------------------------------------------
                Total       500         $16,969,557.57         100.00%
                     =======================================================

(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 72.11%.

                 Home Equity Loan-to-Value Ratio (1) (2)

----------------------------------------------------------------------------
  Range of               Number of         Cut-off           Percentage of
 Home Equity                of              Date             Cut-off Date
Loan-to-Value            Mortgage         Principal           Aggregate
    Ratios                 Loans           Balance         Principal Balance
----------------------------------------------------------------------------

  0.00 - 10.00%              48            $980,130.13          0.63%
 10.01 - 20.00              231          $6,127,356.73          3.96%
 20.01 - 30.00              174          $6,235,447.57          4.03%
 30.01 - 40.00              106          $4,533,546.93          2.93%
 40.01 - 50.00              110          $5,699,851.43          3.68%
 50.01 - 60.00              130          $8,878,643.21          5.73%
 60.01 - 70.00              207         $14,366,607.89          9.28%
 70.01 - 75.00              191         $15,321,382.53          9.89%
 75.01 - 80.00              607         $53,050,048.94         34.26%
 80.01 - 85.00              209         $17,787,861.50         11.49%
 85.01 - 90.00              248         $21,708,930.75         14.02%
 90.01 & Above                1            $168,086.85          0.11%
                     -------------------------------------------------------
                Total     2,262        $154,857,894.46        100.00%
                     =======================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 4.37% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 70.45%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 75.87% and 26.42%, respectively.

                      Home Equity Loan Ratio (1) (2)
                     (for second-lien Mortgage Loans)

----------------------------------------------------------------------------
                                                           Percentage of
                                                            Cut-off Date
                       Number of            Cut-off     Aggregate Principal
                     Mortgage Loans          Date       Balance of Mortgage
    Range of Home     in a Second-         Principal        Loans in a
 Equity Loan Ratios   Lien Position         Balance     Second-Lien Position
----------------------------------------------------------------------------

     0 - 10.00%              12            $201,096.73          1.19%
 10.01 - 20.00              127          $2,995,872.25         17.65%
 20.01 - 30.00              143          $4,296,721.88         25.32%
 30.01 - 40.00               97          $3,314,887.46         19.53%
 40.01 - 50.00               51          $1,860,368.89         10.96%
 50.01 - 60.00               24          $1,692,190.62          9.97%
 60.01 - 70.00               21          $1,033,037.24          6.09%
 70.01 - 75.00                7            $270,789.94          1.60%
 75.01 - 80.00                7            $489,197.65          2.88%
 80.01 - 85.00                5            $300,693.24          1.77%
 85.01 - 90.00                4            $343,462.00          2.02%
 90.01 - 100.00               2            $171,239.67          1.01%
                     -------------------------------------------------------
               Total:       500         $16,969,557.57        100.00%
                     =======================================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 37.85%.


                                Loan Type

----------------------------------------------------------------------------
                                                             Percentage of
                                                              Cut-off Date
                         Number of        Cut-off Date         Aggregate
        Type           Mortgage Loans   Principal Balance  Principal Balance
----------------------------------------------------------------------------

Fully amortizing          1,821         $115,594,248.09         74.65%
Balloon                     441          $39,263,646.37         25.35%
                     -------------------------------------------------------
                Total     2,262         $154,857,894.46        100.00%
                     =======================================================


        Months Remaining to Stated Maturity as of the Cut-off Date
                           (for Balloon Loans)

----------------------------------------------------------------------------
                                                           Percentage of
  Number of Months        Number of        Cut-off          Cut-off Date
 Remaining to Stated       Balloon          Date              Aggregate
Maturity as of Cut-off    Mortgage        Principal       Principal Balance
        Date               Loans           Balance        of Balloon Loans
----------------------------------------------------------------------------

108 - 131                     2            $324,501.42          0.83%
132 - 155                     5            $401,830.75          1.02%
156 - 180                   434         $38,537,314.20         98.15%
                     -------------------------------------------------------
                Total       441         $39,263,646.37        100.00%
                     =======================================================

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1   The Underwriting Agreement for the Series 1998-HE1
      Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated March 24, 1998, between GE Capital Mortgage Services, Inc., and
      Prudential Securities Incorporated.

4.1   The Pooling and Servicing Agreement for the Series 1998-HE1
      Certificates dated as of March 1, 1998 between GE Capital
      Mortgage Services, Inc., as seller and servicer, and The
      First National Bank of Chicago, as trustee.

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          /s/ Syed W. Ali
                                               ---------------
                                  Name:        Syed W. Ali
                                  Title:       Vice President







Dated as of  March 27, 1998

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:          --------------
                                  Name:        Syed W. Ali
                                  Title:       Vice President







Dated as of  March 27, 1998

EXHIBIT INDEX


The exhibits are being filed herewith:

----------------------------------------------------------------------------
    EXHIBIT NO.                DESCRIPTION                         PAGE
----------------------------------------------------------------------------

        1.1             The Underwriting Agreement dated
                        September 24, 1996, as modified
                        and supplemented by the related
                        terms agreement dated March 24,
                        1998 between GE Capital Mortgage
                        Services, Inc., and Prudential
                        Securities Incorporated.

        4.1             The Pooling and Servicing
                        Agreement for the Series 1998-HE1
                        Certificates dated as of  March 1,
                        1998 between GE Capital Mortgage
                        Services, Inc., as seller and servicer,
                        and The First National Bank of
                        Chicago, as trustee.
----------------------------------------------------------------------------